February 7, 2019 Targeting the biology of aging to prevent and treat aging-related diseases Exhibit 99.2

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with everolimus or sirolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, including the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance RTB101 alone and in combination with everolimus or sirolimus into, and successfully complete, clinical studies, timing of the end-of-Phase 2 meeting with the U.S. Food and Drug Administration, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

Aging is the biggest risk factor for most chronic diseases Why does this happen? Aging is not just due to random wear and tear Aging is biology that may be targeted with medicines Global Burden of Disease Collaborative Network. Global Burden of Disease Study 2017 (GBD 2017) Results

resTORbio is targeting the biology of aging AGING NAD Depletion Mitochondrial Dysfunction TORC1 Activity DNA Damage Accumulation of Senescence Cells Stem Cell Exhaustion Epigenetic Changes

The TORC1 pathway Source: Lamming, Dudley W., et al. (2013) Journal of Clinical Investigation123 (3): 980–989. TORC1 inhibition extended lifespan and healthspan in multiple species Mice Flies Worms Yeast TORC1 is an evolutionarily conserved pathway that regulates aging

Species Genetic Manipulation to Inhibit mTOR Yeast SCH9 (Akt/S6K homolog) insertional mutant 1 SCH9 (Akt/S6K homolog) deletion 1 SCH9 (Akt/S6K homolog) insertional mutant 2 SCH9 (Akt/S6K homolog) deletion 2 TOR1 deletion 3 TOR1 deletion 4 C. elegans TOR (let-363) RNAi 5 Raptor (daf-15) heterozygous 6 S6K (rsks-1) RNAi 7 S6K (rsks-1) deletion mutant 7 TOR (let-363) RNAi 7 S6K (rsks-1) RNAi 8 S6K (rsks-1) deletion mutant 8 TOR (let-363) RNAi 8 Raptor (daf-15) RNAi 9 RagGTPase (raga-1) RNAi 9 RagGTPase (raga-1) RNAi 9 Rheb (rheb-1) RNAi 9 D. melanogaster dTSC1 overexpression 10 dTSC2 overexpression 10 dTOR FRB domain (dominant negative) 10 dS6K dominant negative 10 DTOR mutant (hypomorph) 11 d4E-BP overexpression 12 d4E-BP weak activated 12 d4E-BP strong activated 12 M. musculus Loss of S6K1 13 Mtor+/-MIst8+/- genotype 14 Extensive genetic validation that TORC1 inhibition extends lifespan across species Corresponding citations can be found on slide 48

TORC1 inhibition may improve the function of multiple aging organ systems Improvement in physical activity Selman et al., Science, 2011 Harrison et al., Nature, 2009 Wilkinson et al., Aging Cell, 2014 Flynn et al., Aging Cell, 2013 Reversal of aging-related immune dysregulation Chen et al., Science Sig, 2009 Selman et al., Science, 2011 Neff et al., JCI, 2013 Hurez et al., Aging Cell, 2015 Reversal of aging-related cardiac dysfunction Flynn et al., Aging Cell, 2013 Dai et al., Aging Cell, 2014 Chiao et al., Aging, 2016 Improved Neurologic Function Tain et al., Nature Neuroscience, 2009 Malagelada et al., J Neurosci, 2010 Spilman et al., PLoS ONE, 2010 Halloran et al., Neuroscience, 2012 Majumder et al., Aging Cell, 2012 Neff et al., JCI, 2013

Additional Aging-Related Target Most advanced pipeline targeting aging-related diseases RTB101 Respiratory Tract Infections Parkinson’s Disease Program Indication Phase 1 Phase 2 Phase 3 Discovery Heart Failure with Preserved Ejection Fraction Preclinical Urinary Tract Infections *For heart failure with preserved ejection fraction, Parkinson’s Disease and certain other infections, we may be required to file an investigational new drug application, or IND, prior to initiating Phase 2 clinical trials. We expect to have the ability to initiate these Phase 2 clinical trials without the need to conduct prior Phase 1 trials. End-of-Phase 2 meeting planned for 1Q19 Initiate Phase 1b/2a in 1Q19* RTB101+ sirolimus Additional TORC1 Inhibitor Undisclosed RTB101 RTB101 RTB101 + rapalog Undisclosed Current Indications Potential Indications Discovery

TORC1: A Compelling Target for Neurodegenerative Diseases Matt Kaeberlein, PhD Department of Pathology University of Washington 9

Age is the greatest risk factor for neurodegenerative disease Age Risk of Death (per 100,000) http://www.spring.org.uk/ 10

The biology of aging drives neurodegenerative disease AGING Vascular dementia ALS Lewy body disease Alzheimer’s Parkinson’s Frontotemporal dementia 11

We now better understand the biology of aging 12

TORC1 connects aging with neurodegenerative disease TORC1 = mTOR Complex 1 (Adapted from Oncogene 36:2191 2017) mTOR Inhibitor 13

TORC1 is critical when we are young ↓ Autophagy TORC1 ↑ Protein synthesis ↑ Lipid Synthesis Environmental and Hormonal Growth signals ↑ Inflammation 14

TORC1 becomes hyperactivated as we get old ↓ Autophagy ↑ Protein synthesis ↑ Lipid Synthesis Environmental and Hormonal Growth signals ↑ Inflammation Proteo-toxicity Immune-senescence Metabolic dysfunction TORC1 TORC1 Inhibitor TORC1 inhibition may delay aging X X 15

TORC1 inhibition improves the function of aging organ systems in multiple mammalian species Inhibition of TORC1 increases lifespan and improves immunologic, neurologic and cardiac function in aging mice Inhibition of TORC1 reverses age-related decline in cardiac function in pet dogs Inhibition of TORC1 improves immune function in elderly people (resTORbio) 16

TORC1 inhibition has therapeutic benefit in multiple neurodegenerative diseases TORC1 inhibition delays or reverses Alzheimer’s disease in multiple mouse models TORC1 inhibition effective in multiple mouse and fly models of Parkinson’s disease Enhanced autophagy leading to clearance of aggregated such as amyloid-b and a-synuclein likely the primary mechanism ↓ Lipid Synthesis ↑ Autophagy TORC1 ↓ Protein synthesis ↓ Inflammation Neuroprotection 17

TORC1 is a Master Negative Regulator of Autophagy


TORC1
P
TFEB
ULK1
Immature/Inactive
Phagophore
Atg complexes
P
TORC1
TFEB
ULK1
Nucleus
TFEB
Autophagy and
Lysosomal Genes
Vps34
complex
Lysosome
Autolysosome
α-syn aggregate
LC3-II
Phagophore
Autophagosome

(Figure adapted from Neuron 93:1015, 2017)

18

TORC1 inhibition may be of particular benefit in Parkinson’s Disease Nearly 200 papers published with “TORC1” (or “mTOR”) and “Parkinson’s” in the title/abstract Activation of autophagy is the favored mechanism of action Protects against a-synuclein toxicity Prevents neuron loss Improves motor function (J Neurosci 30:1166, 2010 ) Number of Dead/Dying Neurons/field Vehicle mTOR Inhibitor MPTP MPTP + mTOR Inhibitor 19

Classes of TORC1 Inhibitors Rapalogs: Allosteric inhibitors of TORC1 Chronic inhibition can also suppress TORC2 Inhibit only some targets downstream of TORC1 Approved for use in oncology indications and to prevent organ transplant rejection The class of TORC inhibitors used in most PD models Sirolimus (rapamycin) Catalytic inhibitors ATP competitive catalytic site mTOR inhibitors Inhibit all targets downstream of TORC1 May have advantages over rapalogs for PD RTB101 20

Rapamycin is an imperfect TORC1 inhibitor ↑ Autophagy TORC1 ↓ Protein synthesis ↓ Inflammation Neuroprotection Rapamycin RTB101 + Rapamycin does not consistently induce autophagy Chronic rapamycin treatment also inhibits TORC2 leading to side effects RTB101 induces autophagy at high concentrations that are difficult to achieve in the CNS Co-administration of rapamycin reduces the concentration of RTB101 needed to induce autophagy 21

Targeting Autophagy in Parkinson’s Disease Roy Alcalay, MD, MS Florence Irving Assistant Professor of Neurology Division of Movement Disorders Columbia University Medical Center

Disclosures Funding: Dr. Alcalay is funded by the Parkinson’s Foundation, the National Institutes of Health (NS080915, NS094607), the Smart Foundation and the Michael J. Fox Foundation. Dr. Alcalay receives consultation fees from Genzyme/Sanofi, Denali, Biogen and Roche.

What is Parkinson’s Disease? Clinical manifestations: Four cardinal motor symptoms: Resting tremor Bradykinesia (slowed movements) Muscle rigidity Postural instability Pathobiology: Loss of >50% of the neurons that produce the neurotransmitter dopamine in a specific area of the brain (substantia nigra) Protein aggregation (Lewy bodies) Prevalence: Parkinson’s disease (PD) is the second most common neurodegenerative disease. Affects >1m Americans

PD: Non Motor Symptoms Many patients develop non-motor symptoms including: Autonomic dysfunction Sleep problems (RBD) Psychiatric symptoms: anxiety, depression Impaired sense of smell Over 80% of affected individuals develop cognitive impairment over time. There are a variety of symptomatic treatments. There are no FDA approved disease-modifying treatments.

PD Biology PD is defined by neuronal degeneration with protein (alpha-synuclein, a-syn) aggregation Multiple genes have been linked to PD Many of them are in the auto-phagosome pathway

Impaired Autophagy Genes in Neurodegenerative Diseases (Neuron 93:1015, 2017)

GBA/PD: A Genetically-linked form of PD A single GBA mutation (heterozygous mutation) is the most common genetic risk for PD 5-10% of PD patients carry a GBA mutation or variant (Gan-Or, 2015) Two mutations (homozygous mutations) in the GBA gene cause Gaucher disease, a lysosomal storage disorder Gaucher is caused because of significantly diminished glucocerebrosidase (GCase) activity

GBA: An Accelerated form of Idiopathic PD Clinical Similarities Motor signs are similar to idiopathic PD (iPD), but progress faster than idiopathic PD Cognitive impairment, loss of sense of smell, sleep disturbances and autonomic dysfunction are more common than in patients with idiopathic PD Good symptomatic motor response to symptomatic medication (L-dopa) like idiopathic PD No FDA approved interventions to slow disease progression

GBA: An Accelerated form of iPD Histologic and Biochemical Similarities GBA/PD associated with higher amounts of a-syn deposition (Lewy bodies) in brain (an accelerated form of PD) GCase (the GBA protein product) expression and activity decreases in human brains with age (Ann Clin Transl Neurol 2:433, 2015) Lewy bodies in GBA a-syn in Lewy bodies

TORC1 Inhibition Increases Autophagosomes and Decreases a-syn (PLoS one 5:e9313, 2010) LCE autophagosome marker staining (brown) Control Vehicle a-syn Transgenic Vehicle Mouse: Treatment: a-syn Transgenic mTOR inhibitor a-synuclein staining (brown)

TORC1 inhibitor/PD Clinical Trials: Why GBA/PD may be a good target for proof of concept/efficacy trials All disease modification strategies for PD to date have failed. Glucosylceramide (GCase substrate) is reduced by mTOR inhibition1 GBA/PD is more homogenous. Strongly associated with a-syn pathology. GBA/PD is faster progressing (earlier outcomes) 1Cancer Cell 32, 807 e812, 2017

Targeting the biology of aging to prevent and treat aging-related diseases

The TORC1 pathway Source: Lamming, Dudley W., et al. (2013) Journal of Clinical Investigation123 (3): 980–989. TORC1 inhibition extended lifespan and healthspan in multiple species Mice Flies Worms Yeast TORC1 is an evolutionarily conserved pathway that regulates aging

TORC1 inhibition may improve the function of multiple aging organ systems

Improved Neurologic Function

Tain et al., *Nature Neuroscience*, 2009
Malagelada et al., *J Neurosci*, 2010
Spilman et al., *PLoS ONE*, 2010
Halloran et al., *Neuroscience*, 2012
Majumder et al., *Aging Cell*, 2012
Neff et al., *JCI*, 2013



Reversal of aging-related immune dysregulation

Chen et al., *Science Sig*, 2009
Selman et al., *Science*, 2011
Neff et al., *JCI*, 2013
Hurez et al., *Aging Cell*, 2015

Reversal of aging-related cardiac dysfunction

Flynn et al., *Aging Cell*, 2013
Dai et al., *Aging Cell*, 2014
Chiao et al., *Aging*, 2016

Improvement in physical activity

Selman et al., *Science*, 2011
Harrison et al., *Nature*, 2009
Wilkinson et al., *Aging Cell*, 2014
Flynn et al., *Aging Cell*, 2013

resTORbio 35

TORC1 inhibitors extend lifespan in mice even when started late in life and given intermittently Daily Dosing Intermittent Dosing Once Every 5 Days (1) (2) Harrison et al. (2009) Nature, 460:392-396 Arriola Apelo et al. (2016) Gerontol A Biol Sci Med Sci, 71: 876–88

Selective inhibition of TORC1 may have therapeutic benefit for the treatment of aging-related diseases



mTOR
Inhibition of TORC1 by genetic mutation **extends lifespan** (Science, 2012)
TORC1
TORC2
Inhibition of TORC2 by genetic mutation **decreases lifespan** and causes hyperglycemia and hyperlipidemia in mice (Science, 2012; Aging Cell, 2014)
S6K
4EBP1
Ulk1
Atg
Knock out of S6K **extends lifespan** and healthspan (Science, 2009)
Overexpression **extends lifespan** (Cell, 2009)
Transgenic overexpression **extends lifespan** (Nat Comm, 2013)

resTORbio 37

Rapalogs lower the concentration of RTB101 needed to inhibit TORC1 in the brain and induce autophagy in animal models


Rapalog
sirolimus/
everolimus
TORC1
Lower dose
RTB101 + sirolimus
S6K
4EBP1
ULK1
TFEB
Lipin1
Decreased protein synthesis
Increased autophagy
Increased lysosomal biogenesis
Decreased lipid synthesis

resTORbio 38

Potential mechanism underlying synergistic inhibition and autophagy activation by sirolimus + RTB101 Sirolimus may induce a conformation change in TORC1 that allows lower concentrations of RTB101 to inhibit TORC S6K 4EBP1 Sirolimus FKBP12 TORC RTB101

RTB101 and sirolimus synergize to induce autophagy at low concentrations RTB101 (nM) 87.5 130.58 114.37 156.80 170.61 173.28 181.56 196.15 174.61 158.67 216.07 43.8 91.48 71.47 123.06 118.25 166.88 154.73 189.63 194.12 190.70 214.89 21.9 31.89 25.16 81.50 100.98 125.12 137.82 212.58 197.37 166.87 218.33 10.9 0.02 4.25 29.25 41.45 88.97 138.95 155.32 184.65 146.93 179.15 5.47 -12.14 -14.12 -1.11 8.36 44.22 81.09 103.23 143.72 120.56 123.57 2.73 -12.10 -6.71 -0.19 -1.19 25.53 43.99 75.14 96.76 73.48 100.10 1.37 -7.40 -17.37 0.03 0.09 13.03 29.69 41.98 54.65 60.23 68.35 0.684 -23.25 -25.36 3.41 -2.42 5.87 16.31 26.84 52.55 33.51 31.80 0.342 -16.81 -28.70 -7.67 -5.83 5.18 14.95 9.42 33.10 21.35 43.68 0 -11.63 -20.72 -6.80 -6.46 -1.54 9.74 2.82 13.34 10.25 -4.02 0.00000 0.00214 0.00854 0.0342 0.137 0.547 2.19 8.75 35.0 140 Sirolimus (nM) % Autophagy induction >50%   <50%   Results shown are representative of 3 independent experiments Higher scores indicate greater autophagy

RTB101 synergizes with everolimus to clear mHtt protein aggregates and rescue striatal neurons



#mHtt Aggregates/area
250
200
150
100
50
0
**
Days in Culture: 7 14 21
Everolimus (nM): 0 0 0 250 0 250 0
RTB101 (nM): 0 0 0 0 50 50 300



250nM Everolimus
50nM RTB101
300nM RTB101
10nM RTB101 + 250 nM Everolimus
30nM RTB101 + 250 nM Everolimus
50nM RTB101 + 250 nM Everolimus

Green = Neurofilaments
Red = Neuron cell bodies (DARPP-32)

resTORbio 41

Intermittent dosing of TORC1 inhibitors may have better safety and efficacy than daily dosing Beneficial effects of rapamycin on lifespan can be achieved with dosing once every 5-7 days with reduced side effects1 Rapamycin administered 3x/week (intermittent mTOR inhibition) is required for autophagic lysosomal reformation 1Arriola Apelo et al. (2016) Gerontol A Biol Sci Med Sci, 71: 876–88; 2Nature 465:942, 2010. mTOR Inhibition mTOR TORC1 inhibitor Nutrients Separation Maturation Lysosome Nature 465:942, 2010

Ameliorating Neurodegenerative Diseases Parkinson’s Disease

Phase 1b/2a Parkinson’s disease trial design Study initiation planned for 1Q19 Cohort RTB 101 dose (mg) Sirolimus dose (mg) 1 300 0 2 0 2 3 300 2 4 300 4 5 300 6 Design Randomized, Placebo-Controlled Phase 1b/2a Study (4-week dosing) Mild PD patients (mH&Y I-II) with or without GBA mutations On standard of care PD drugs Once weekly dosing Study Size N=45 (2:1 randomization) Key Endpoints Primary endpoint: Safety and tolerability Secondary endpoint: Exposure in blood, plasma and CSF Exploratory endpoints: Biomarkers in plasma and CSF Clinical assessments, wearables or matching placebo

Summary TORC1 may be an important therapeutic target for several neurodegenerative diseases in which misfolded proteins aggregate and cause neuronal toxicity TORC1 inhibition has shown therapeutic benefit in multiple preclinical PD models TORC1 inhibition may be of benefit in PD by inducing autophagy and thereby clearing toxic proteins in neurons Combinations of TORC1 inhibitors (RTB101 and sirolimus) administered intermittently may provide the best approach to activating brain autophagy Planning to initiate a Ph1b/2a study in PD with RTB101 + sirolimus in 1Q19 RTB101+ sirolimus may be of particular benefit to patients with GBA-PD

Targeting the biology of aging with TORC1 Inhibitors TORC1 inhibition extended lifespan and improved: Immune Function Neurologic Function ü Clinical trials enrolling > 900 subjects Initiation of Phase 1a/2b planned in 1Q19 Translation to humans with RTB101 Mice Flies Worms Yeast

February 7, 2019 Targeting the biology of aging to prevent and treat aging-related diseases

Extensive genetic validation that TORC1 Inhibition extends lifespan across species

1) Fabrizio P, Pozza F, Pletcher SD, Gendron CM, Longo VD. Regulation of longevity and stress resistance by Sch9 in yeast. *Science*. 2001;292(5515):288–290.
2) Fabrizio P, Pletcher SD, Minois N, Vaupel JW, Longo VD. Chronological aging-independent replicative life span regulation by Msn2/Msn4 and Sod2 in Saccharomyces cerevisiae. *FEBS Lett*. 2004; 557(1–3):136–142.
3) Kaeberlein M, et al. Regulation of yeast replicative life span by TOR and Sch9 in response to nutrients. *Science*. 2005;310(5751):1193–1196.
4) Bonawitz ND, Chatenay-Lapointe M, Pan Y, Shadel GS. Reduced TOR signaling extends chronological life span via increased respiration and upregulation of mitochondrial gene expression. *Cell Metab*. 2007; 5(4):265–277.
5) Vellai T, Takacs-Vellai K, Zhang Y, Kovacs AL, Orosz L, Muller F. Genetics: influence of TOR kinase on lifespan in C. elegans. *Nature*. 2003;426(6967):620.
6) Jia K, Chen D, Riddle DL. The TOR pathway inter- acts with the insulin signaling pathway to regulate C. elegans larval development, metabolism and life span. *Development*. 2004;131(16):3897–3906.
7) Hansen M, Taubert S, Crawford D, Libina N, Lee SJ, Kenyon C. Lifespan extension by conditions that inhibit translation in Caenorhabditis elegans. *Aging Cell*. 2007;6(1):95–110.
8) Pan KZ, et al. Inhibition of mRNA translation extends lifespan in Caenorhabditis elegans. *Aging Cell*. 2007;6(1):111–119.
9) Robida-Stubbs S, et al. TOR Signaling and rapamy- cin influence longevity by regulating SKN-1/Nrf and DAF-16/FoxO. *Cell Metab*. 2012;15(5):713–724.
10) Kapahi P, Zid BM, Harper T, Koslover D, Sapin V, Benzer S. Regulation of lifespan in Drosophila by modulation of genes in the TOR signaling pathway. *Curr Biol*. 2004;14(10):885–890.
11) Luong N, et al. Activated FOXO-mediated insulin resistance is blocked by reduction of TOR activity. *Cell Metab*. 2006;4(2):133–142.
12) Zid BM, et al. 4E-BP extends lifespan upon dietary restriction by enhancing mitochondrial activity in Drosophila. *Cell*. 2009;139(1):149–160.
13) Selman C, et al. Ribosomal protein S6 kinase 1 signaling regulates mammalian life span. *Science*. 2009;326(5949):140–144.
14) Lamming DW, et al. Rapamycin-induced insulin resistance is mediated by mTORC2 loss and uncoupled from longevity. *Science*. 2012; 335(6076):1638–1643.

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